UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2012

Unigene Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-16005	22-2328609
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

81 Fulton Street, Boonton, New Jersey		07005
(Address of principal executive offices)		(Zip Code)

(973) 265-1100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Key Employee Retention Grants. As reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on September 26, 2012, the Board of Directors (the “Board”) of Unigene Laboratories, Inc. (the “Company”) reviewed the recommendations of the Board’s Compensation Committee and approved and authorized the Company to enter into 2012 Key Employee Performance and Incentive Plan Agreements (the “Incentive Bonus Agreements”) with certain of the Company’s essential employees (each a “Key Employee”) subject to the approval and closing of the Forbearance Agreement and First Amendment to Amended and Restated Financing Agreement, by and amongst the Company and Victory Park Management LLC (the “2012 Restructuring”), to promote the retention of the Key Employees and to motivate the Key Employees and align their interests with the interests of the Company’s stockholders by, among other things, granting certain incentive bonuses and stock options outside of the Company’s existing equity compensation plan to the Key Employees.  As previously reported, the 2012 Restructuring was completed on September 26, 2012.  As a result, on September 27, 2012, the Company subsequently entered into Incentive Bonus Agreements with certain employees of the Company, including the executive officers listed below.

Each Incentive Bonus Agreement provides that if (i) such Key Employee remains employed with the Company or its affiliate on the respective Incentive Bonus Date as described below; (ii) such Key Employee meets at least a satisfactory individual rating in accordance with the Company’s performance management plan; and (iii) the Company has operated within the agreed upon budget pursuant to the 2012 Restructuring, then such Key Employee will be entitled to receive the following incentive bonuses:

Incentive Bonus Details	Incentive Bonus Date
Stock options exercisable for a number of shares equal to 25% of base salary based upon the fair market value on the date of grant; vesting on first anniversary of Issuance Date	Two trading days following disclosure of the completion of 2012 Restructuring (the “Issuance Date”)
10% of Base Salary in a cash payment	June 1, 2013
15% of Base Salary in a cash payment (subject to cash on hand or additional funding)	September 1, 2013

Each cash incentive bonus will be paid within 30 days after the applicable Incentive Bonus Date.  Upon termination of the Key Employee’s employment for any reason (other than a change of control), the Key Employee shall forfeit any right to any unpaid cash incentive bonus, as well as any unvested portion of the stock options so awarded.  In the event of a change in control, so long as the Key Employee remains employed with the Company until such change in control, the Company shall pay the incentive bonus within 30 days after the change in control, but in no event later than March 15 of the year following the year in which the change in control occurred.  The following is a summary of incentive bonus compensation to be provided to certain executive officers of the Company:

Executive Officer	Stock Options	Cash Bonus
Ashleigh Palmer, Chief Executive Officer	1,000,000	$100,000
Gregory Mayes, President and General Counsel	722,125	$72,212
Nozer Mehta, Chief Scientific Officer	630,875	$63,087
Brian Zietsman, Chief Financial Officer	625,000	$62,500

The descriptions of the Incentive Bonus Agreements above do not purport to be complete and are qualified in their entirety, as applicable, by the form of 2012 Key Employee Performance and Incentive Agreement attached hereto as Exhibit 10.1.

The stock options issued pursuant to the Incentive Bonus Agreements were issued pursuant to stock option agreements granted on September 27, 2012 with an exercise price of $0.10, which is equivalent to the closing price of the Company’s common stock on the date of grant, and vest in full on September 27, 2013.  The term of the Key Employee stock options is 10 years.  The descriptions of the stock option agreements above do not purport to be complete and are qualified in their entirety by the form of Stock Option Agreement attached hereto as Exhibit 10.2.

Employment Agreements.

Mr. Brian Zietsman
On September 27, 2012 (the “Effective Date”), the Company entered into an employment agreement (the “Zietsman Employment Agreement”) with Brian Zietsman, Chief Financial Officer.  The Zietsman Employment Agreement provides that Mr. Zietsman will receive an annual salary of $250,000, provided that for the first twelve months following the Effective Date, $25,000 of Mr. Zietsman’s annual salary will be paid in the form of stock options as described below.  Thereafter, the salary may be reviewed and adjusted by the Company as it shall determine is appropriate.  He will also participate in the Company’s regular bonus program, be eligible to receive an annual bonus based on the achievement of Company-wide and individual objectives, and will be permitted to participate in such employee benefit plans as are made available by the Company to its employees generally.

The Zietsman Employment Agreement also provides for the non-disclosure of confidential information and assignment of inventions.  Under the Zietsman Employment Agreement, either party may terminate Mr. Zietsman’s employment with or without cause under certain conditions.  In the event that Mr. Zietsman is terminated with cause, the Company shall be relieved of further obligations, other than payment of earned but unpaid salary and benefits.  In the event Mr. Zietsman is terminated without cause or he resigns for good reason, he shall be entitled to a severance payment equal to four months of his base salary, payment of the applicable premiums for his family’s coverage under the Company’s health plans for a period of four months, vesting of one-third of all unvested stock options, and vested stock options remaining exercisable until the earlier of three years following the date of termination or ten years following the grant date of such stock options.  The description of the Zietsman Employment Agreement above does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement dated September 27, 2012 between Unigene Laboratories, Inc. and Brian Zietsman attached hereto as Exhibit 10.3.

As previously reported on a Current Report on Form 8-K filed with the SEC on September 26, 2012, the Board and Compensation Committee of the Company approved an executive team restructuring grant outside of the Company’s existing equity compensation plan to Mr. Zietsman on September 20, 2012.  This executive team restructuring grant was made pursuant to a stock option agreement dated September 27, 2012, in lieu of $25,000 of his annual salary.  In accordance with the Zietsman Employment Agreement, under the stock option agreement, Mr. Zietsman was granted 250,000 stock options on September 27, 2012 at an exercise price of $0.10, which is equivalent to the closing price of the Company’s common stock on the date of grant and shall vest and be exercisable on September 27, 2013, provided that Mr. Zietsman remains employed with the Company through the vesting date.  The term of such executive team restructuring grant to Mr. Zietsman is 10 years.  The description of the stock option agreement does not purport to be complete and is qualified in its entirety by reference to the Stock Option Agreement dated September 27, 2012 between Unigene Laboratories, Inc. and Brian Zietsman attached hereto as Exhibit 10.4.

Dr. Nozer Mehta
On the Effective Date, the Company entered into an employment agreement (the “Mehta Employment Agreement”) with Nozer Mehta, Chief Scientific Officer.  The Mehta Employment Agreement provides that Dr. Mehta will receive an annual salary of $252,350.  Thereafter, the salary may be reviewed and adjusted by the Company as it shall determine is appropriate.  He will also participate in the Company’s regular bonus program, be eligible to receive an annual bonus based on the achievement of Company-wide and individual objectives, and will be permitted to participate in such employee benefit plans as are made available by the Company to its employees generally.

The Mehta Employment Agreement also provides for the non-disclosure of confidential information and assignment of inventions.  Under the Mehta Employment Agreement, either party may terminate Dr. Mehta’s employment with or without cause under certain conditions.  In the event that Dr. Mehta is terminated with cause, the Company shall be relieved of further obligations, other than payment of earned but unpaid salary and benefits.  In the event Dr. Mehta is terminated without cause or he resigns for good reason, he shall be entitled to a severance payment equal to four months of his base salary, payment of the applicable premiums for his family’s coverage under the Company’s health plans for a period of four months, vesting of one-third of all unvested stock options, and vested stock options remaining exercisable until the earlier of three years following the date of termination or ten years following the grant date of such stock options.

The description of the Mehta Employment Agreement above does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement dated September 27, 2012 between Unigene Laboratories, Inc. and Nozer Mehta attached hereto as Exhibit 10.5.

Employee and Director Retention Grants.  On September 20, 2012, the Board reviewed the recommendations of the Compensation Committee and approved and authorized the Company to grant certain retention stock option grants outside of the Company’s existing equity compensation plan (the “Employee and Director Retention Grants”) to all of the Company’s existing employees and directors (except Richard Levy), subject to the approval and closing of the 2012 Restructuring, to promote the retention of such employees and directors and to motivate such employees and directors and align their interests with the interests of the Company’s stockholders.  The following officers and directors received Employee and Director Retention Grants exercisable for the number of shares of common stock indicated in the table below:

Officer / Director	Stock Options
Ashleigh Palmer, Chief Executive Officer	660,000
Gregory Mayes, President and General Counsel	287,582
Nozer Mehta, Chief Scientific Officer	190,601
Brian Zietsman, Chief Financial Officer	39,600
Thomas Sabatino, Jr., Director	7,500
Joel Tune, Director	17,500
Jack Wyszomierski, Director	7,500
Theron Odlaug, Director	12,500

The Employee and Director Retention Grants were issued on September 27, 2012 pursuant to stock option agreements that reflect an exercise price of $0.25 per share. The Employee and Director Retention Grants shall vest and become exercisable in two equal installments on each of August 1, 2013 and August 1, 2014, provided that such employee or director remains employed with the Company through the vesting date. The term of the Employee and Director Retention Grants is 10 years.

The descriptions of the Employee and Director Retention Grants above do not purport to be complete and are qualified in their entirety by reference to the form of Stock Option Agreement attached hereto as Exhibit 10.2.

Section 9 – Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

Exhibit
    No.                                                                                                                     Document Description

10.1	Form of 2012 Key Employee Performance and Incentive Agreement

10.2	Form of Stock Option Agreement

10.3	Employment Agreement dated September 27, 2012 between Unigene Laboratories, Inc. and Brian Zietsman

10.4	Stock Option Agreement dated September 27, 2012 between Unigene Laboratories, Inc. and Brian Zietsman

10.5	Employment Agreement dated September 27, 2012 between Unigene Laboratories, Inc. and Nozer Mehta

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIGENE LABORATORIES, INC.

By:  /s/    Gregory T. Mayes
President and General Counsel

Date: October 3, 2012

EXHIBIT INDEX

Exhibit
    No.                                                                                                                         Document Description

10.1	Form of 2012 Key Employee Performance and Incentive Agreement

10.2	Form of Stock Option Agreement

10.3	Employment Agreement dated September 27, 2012 between Unigene Laboratories, Inc. and Brian Zietsman

10.4	Stock Option Agreement dated September 27, 2012 between Unigene Laboratories, Inc. and Brian Zietsman

10.5	Employment Agreement dated September 27, 2012 between Unigene Laboratories, Inc. and Nozer Mehta